UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 25, 2023

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Digital Media Solutions, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	001-38393	98-1399727
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 140th Avenue N., Suite 101 Clearwater, Florida	33762
(Address of principal executive offices)	(Zip Code)

(877) 236-8632
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	DMS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 25, 2023, Digital Media Solutions, Inc. ("DMS" or the “Company”) announced that it will be delisted from the New York Stock Exchange (the “NYSE”). The Company’s delisting follows the NYSE’s determination under Rule 802.01B of the NYSE Listed Company Manual that the Company did not meet the NYSE’s continued listing standard that requires listed companies to maintain an average global market capitalization of at least $15 million over a period of 30 consecutive trading days.

The Company’s delisting does not affect the Company’s business operations and DMS continues to be focused on its core solutions in service of its advertising clients. In addition, the delisting does not cause an event of default under the senior secured credit facility to which its subsidiaries are a party, and DMS continues to be supported by its lenders as evidenced by the recent amendment to its credit facility, which has provided the Company and management with the flexibility needed to manage through the current environment.

The Company will continue to be a Securities and Exchange Commission (“SEC”) reporting company. The Company's Class A common stock commenced trading on the over-the-counter markets on September 26, 2023 under the trading symbol "DMSL." The Company will consider relisting its Class A Common Stock on a national securities exchange in the future if the Board of Directors determines that doing so is in the best interest of the Company and its stakeholders.

On September 25, 2023, the Company issued a press release announcing the foregoing. The full text of the press release is set forth in Exhibit 99.1 attached hereto and it is incorporated by reference herein.

Forward-Looking Statements:

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of that term in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, and are made in reliance upon such acts and the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. DMS’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward statements are often identified by words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside DMS’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the effect of delisting from the NYSE, including on our relationships with third parties and employees; (2) whether an over-the-counter trading market for our Class A common stock will develop or persist; (3) our ability to meet any requirements of any stock exchange for listing our securities in the future; (4) our ability to attain the expected financial benefits from the ClickDealer transaction; (5) any impacts to the ClickDealer business from our acquisition thereof, (6) the COVID-19 pandemic or other public health crises; (7) management of our international expansion as a result of the ClickDealer acquisition; (8) changes in client demand for our services and our ability to adapt to such changes; (9) the entry of new competitors in the market; (10) the ability to maintain and attract consumers and advertisers in the face of changing economic or competitive conditions; (11) the ability to maintain, grow and protect the data DMS obtains from consumers and advertisers, and to ensure compliance with data privacy regulations in newly entered markets; (12) the performance of DMS’s technology infrastructure; (13) the ability to protect DMS’s intellectual property rights; (14) the ability to successfully source, complete and integrate acquisitions; (15) the ability to improve and maintain adequate internal controls over financial and management systems, and remediate material weaknesses therein, including any integration of the ClickDealer business; (16) changes in applicable laws or regulations and the ability to maintain compliance; (17) our substantial levels of indebtedness; (18) volatility in the trading price of our common stock and warrants; (19) fluctuations in value of our private placement warrants; and (20) other risks and uncertainties indicated from time to time in our filings with the SEC, including those under “Risk Factors” in DMS’s Annual Report on Form 10-K/A for the year ended December 31, 2022, filed on April 5, 2023 (“2022 Form 10-K/A”) and our subsequent filings with the SEC. There may be additional risks that we consider immaterial or which are unknown, and it is not possible to predict or identify all such risks. DMS cautions that the foregoing list of factors is not exclusive. DMS cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. DMS does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description

99.1	Press release dated September 25, 2023.
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2023

Digital Media Solutions, Inc.

/s/ Vanessa Guzmán-Clark
Name:	Vanessa Guzmán-Clark
Title:	Interim Chief Financial Officer (Principal Financial and Accounting Officer)